                                                                    EXHIBIT 10.8

                        WAIVER AND SEVENTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS WAIVER AND SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 2000, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                  BACKGROUND
                                  ----------

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 19, 1997 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement and certain other loan documents.

     C. The Borrower has requested a waiver of existing Events of Default under the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.  WAIVER.  Subject to the satisfaction of the conditions of effectiveness
         ------
set forth in Section 8 of this Amendment and the other conditions contained
             ---------
herein, the Lenders hereby waive (a) the Events of Default with respect to
Section 7.11 of the Credit Agreement which occurred as a result of the failure
------------
of the Borrower to comply with the required Leverage Ratio at the end of the Fiscal Quarters ended October 2, 1999 and January 1, 2000, and (b) the Events of Default with respect to Sections 7.12 and 7.13 of the Credit Agreement which
                        -------------     ----
occurred as a result of the failure of the Borrower to comply with the required Fixed Charge Coverage Ratio and Net Worth at the end of the Fiscal Quarter ended January 1, 2000 (the "Existing Events of Default"). The waiver provided
                            --------------------------
in this Section 1 shall not be and shall not be deemed to be a waiver of any
        ---------
Events of Default under the Credit Agreement other than the Existing Events of Default. Each of the prior Events of Default that have been waived in prior waivers or amendments to the Credit Agreement that have subsequently been cured shall not constitute an Event of Default hereunder due to its mere occurrence so long as it has been cured.

     2.   AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended
          ------------------------------
as follows:

          (a) Section 1.1 is amended by adding or entirely amending the
              -----------
     following definitions:

          "Applicable Base Rate Margin" means 2.000%, provided that the
           ---------------------------                -------------
     Applicable Base Rate Margin shall be decreased to 1.500% as of the first day of the calendar month following the date the Borrower delivers its annual financial statements for Fiscal Year 2000 to the Administrative Agent in accordance with Section 6.2 hereof, if such financial statements
                              -----------
     show EBITDA (plus all fees and expenses incurred in connection with the restructuring of any Indebtedness of the Borrower and its Subsidiaries which have been deducted in calculating EBITDA) of greater than $173,000,000 for such Fiscal Year.

          "Applicable LIBOR Rate Margin" means 3.500%, provided that the
           ----------------------------                -------------
     Applicable LIBOR Rate Margin shall be decreased to 3.000% as of the first day of the calendar month following the date the Borrower delivers its annual financial statements for Fiscal Year 2000 to the Administrative Agent in accordance with Section 6.2 hereof, if such financial statements
                              -----------
     show EBITDA (plus all fees and expenses incurred in connection with the restructuring of any Indebtedness of the Borrower and its Subsidiaries which have been deducted in calculating EBITDA) of greater than $173,000,000 for such Fiscal Year.

          "Borrowing Base" shall mean, at any time, the sum of (a) 80% of
           --------------
     Eligible Accounts, plus (b) 45% of Eligible Inventory, each as shown on the most recent certificate or report delivered to Administrative Agent under
     Section 6.10 hereof.
     ------------

          "Borrowing Base Certificate" means a certificate substantially in the
           --------------------------
     form of Exhibit M-1 hereto.
             -----------

          "Borrowing Base Estimate" means a report substantially in the form of
           -----------------------
     Exhibit M-2 hereto.
     -----------

          "Commitment" means the commitment of the Lenders, subject to the terms
           ----------
     and conditions hereof, to make Advances or to issue or participate in Letters of Credit up to an aggregate principal amount of (a) $350,000,000 prior to December 31, 2000, (b) $335,000,000 commencing on December 31, 2000 and continuing through and including September 29, 2001, (c) $320,000,000 commencing on September 30, 2001 and continuing through and including December 30, 2001, and (d) $310,000,000, commencing on December 31, 2001, and at all times thereafter, as such amount may be reduced pursuant to Section 2.6 hereof.
                 -----------

          "EBITDA" means, for any period, determined in accordance with GAAP on
           ------
     a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Earnings from Operations plus (b) depreciation, amortization and other non cash charges (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period) to the extent included in determining Earnings From Operations.

          "Eligible Accounts" means all outstanding accounts of each Obligor
           -----------------
     that are subject to perfected Liens in favor of Administrative Agent and excluding in all events the portion of any account not paid within 90 days after the original invoice date.

          "Eligible Inventory" means all inventory of each Obligor that is
           ------------------
     subject to perfected Liens in favor of Administrative Agent and excluding in all events such Obligor's reserves against inventory.

          "Fieldcrest Cannon Subordinated Debenture Reserve" means zero.
           ------------------------------------------------

          "Maturity Date" means January 31, 2002, or the earlier date of
           -------------
     termination in whole of the Commitment pursuant to Section 2.6 or 8.2
                                                        -----------    ---
     hereof.

          "Revolver Availability" means an amount equal to the result of (a) the
           ---------------------
     lesser of (i) the Borrowing Base or (ii) the Commitment, minus (b) the sum of (i) the outstanding Revolving Credit Advances, plus (ii) the outstanding Reimbursement Obligations.

          (b) The last sentence of Section 2.1(a) is entirely amended, as
                                   --------------
     follows:

          Notwithstanding any provision of any Loan Document to the contrary, in no event shall (a) the sum of the principal amount of all outstanding
          (i) Revolving Credit Advances and (ii) Reimbursement Obligations exceed the lesser of (A) the Borrowing Base or (B) the Commitment.

          (c) A new sentence is added to Section 2.5(b) immediately following
                                         --------------
     the last sentence thereof, as follows:

          To the extent that the sum of (i) the outstanding Revolving Credit Advances plus (ii) the outstanding Reimbursement Obligations ever exceed the lesser of (A) the Borrowing Base or (B) the Commitment, the Borrower shall repay any such excess amount and all accrued interest attributable to such excess within five Business Days after the Borrower either knows of such excess or receives notice thereof from the Administrative Agent, whichever first occurs.

          (d) Clause (ii) in the first sentence of Section 2.15(a) is entirely
              -----------                          ---------------
     amended, as follows:

          (ii) an amount equal to (A) the lesser of the Borrowing Base or the Commitment minus (B) the aggregate principal amount of Revolving
                     -----
          Credit Advances then outstanding.

          (e) Section 3.2(d) is entirely amended, as follows:
              --------------

               (d) The sum of the principal amount of all outstanding (i) Revolving Credit Advances and (ii) Reimbursement Obligations, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the lesser of (A) the Borrowing Base or (B) the Commitment.

          (f) Section 6.8(c) is entirely amended, as follows:
              --------------

               (c) As soon as available, but in any event no later than Friday of each week, a good faith estimate of Eligible Accounts and Eligible Inventory as of the previous Friday.

          (g) New Sections 6.9 and 6.10 are hereby added immediately following
                  ------------     ----
     Section 6.8, as follows:
     -----------

               Section 6.9  Monthly Financial Statements.  As soon as available,
                            ----------------------------
          but in any event within 20 Business Days after the end of each Fiscal Month other than December, and within 45 Business Days after the end of the Fiscal Month of December, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Month and the related consolidated statements of earnings for such Fiscal Month and for the elapsed portion of the year ended with the last day of such Fiscal Month, and consolidated statements of cash flow for the elapsed portion of the year ended with the last day of such Fiscal Month, all of which shall be certified by a Responsible Officer, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such Fiscal Month, and for the elapsed portion of the year ended with the last day of such Fiscal Month, subject only to normal year-end adjustments.

               Section 6.10  Borrowing Base Reports.
                             ----------------------

                    (a) As soon as available, but in any event no later than 14 days after the end of each Fiscal Month, a Borrowing Base Estimate containing a good faith preliminary estimate of the Borrowing Base as of the end of the previous Fiscal Month.

                    (b) As soon as available, but in any event within 20
               Business Days after the end of each Fiscal Month, a Borrowing Base Certificate certifying as to the Borrowing Base as of the end of the previous Fiscal Month.

                    (c) As soon as available, but in any event no later than the last day of each Fiscal Month, a Borrowing Base Estimate containing a good faith estimate of the Borrowing Base as of the end of the second week of such Fiscal Month.

          (h) Section 7.7 is entirely amended, as follows:
              -----------

               Section 7.7  Capital Expenditures.  The Borrower shall not, and
                            --------------------
          shall not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures in an aggregate amount that exceeds (a) from January 2, 2000 through and including December 30, 2000, $50,000,000, provided, however, that no more than $25,000,000 of such permitted
          --------  -------  ----
          amount may be expended in any single Fiscal Quarter of the Borrower, and (b) from December 31, 2000, through and including the Maturity Date, $30,000,000 plus the amount by which $50,000,000 exceeds actual Capital Expenditures made from January 2, 2000 through and including December 30, 2000, provided, however, that no more than $15,000,000 of
                             --------  -------  ----
          such permitted amount may be expended in any single Fiscal Quarter of the Borrower.

          (i)  Clause (c) of  Section 7.8 is entirely amended, as follows:
               ----------     -----------

          (c) non-equity consideration paid to any Person in connection with the redemption, contractual sinking fund payments or restructuring of the Fieldcrest Cannon Subordinated Debentures (including fees and expenses); provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.8 unless there shall
                                                -----------
          exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.

          (j) Section 8.1(c) is entirely amended, as follows:
              --------------

               (c) (i) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained in Article 7 hereof; or
                                 ---------

                    (ii) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained in Section 6.10 hereof and such default shall not
                                 ------------
                    be cured within two days after the earlier of notice from the Administrative Agent thereof or actual notice thereof by a Responsible Officer of the Borrower;

          (k) New Exhibits M-1 and M-2 are added in the form of, and all
                  ------------     ---
     references in the Credit Agreement to Exhibits M-1 and M-2 are hereby
                                           ------------     ---
     deemed to be references to, the attached Exhibits M-1 and M-2.
                                              ------------     ---

          (l) Exhibits D and G are amended and restated in the form of, and all
              ----------     -
     references in the Credit Agreement to Exhibits D and G are hereby deemed to
                                           ----------     -
     be references to, the attached Exhibits D and G.
                                    ----------     -

     3.  FINANCIAL COVENANTS.  Notwithstanding anything contained in the Credit
         -------------------
Agreement or any other Loan Document, the Borrower shall not be obligated to comply, and the Lenders hereby waive compliance by the Borrower, with the covenants set forth in Sections 7.11, 7.12 and 7.13 of the Credit Agreement with respect to any relevant period ending on or after January 1, 2000; provided,
                                                                    --------
however, that, in lieu of such covenants, the Borrower will not permit EBITDA
-------
(plus all fees and expenses incurred in connection with the restructuring of any Indebtedness of the Borrower and its Subsidiaries which have been deducted in calculating EBITDA) for the periods set forth below to be less than the amount set forth opposite each such period:


            Period                              Amount
            ------                              ------
     3 months ended 4/1/00                      $ 26,000,000
     6 months ended 7/1/00                      $ 59,000,000
     9 months ended 9/30/00                     $105,000,000
     12 months ended 12/30/00                   $147,000,000
     12 months ended 3/31/01                    $147,000,000
     12 months ended 6/30/01                    $160,000,000
     12 months ended 9/29/01                    $170,000,000
     12 months ended 12/29/01                   $180,000,000

     4.  AMENDMENT FEE.  Borrower shall pay to the Administrative Agent, for the
         -------------
pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, March 30, 2000, an amendment fee in an amount equal to the product of (a) 0.25% multiplied by (b) an amount equal to such Lender's portion of the Commitment. Such amendment fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section 8 of this Amendment have
                                            ---------
been satisfied and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 8 of this Amendment have been satisfied. The
                        ---------
Borrower agrees that the failure to pay the amendment fee provided in this
Section 4 shall, after the expiration of any applicable grace period, be an
---------
Event of Default under Section 8.1(b)(ii) of the Credit Agreement.
                       ------------------

     5.  COLLATERAL REDUCTION FEE. Within 30 Business Days after the Payment
         ------------------------
Date (as defined below) with respect to any cash consideration in excess of $10,000,000, in the aggregate, paid or to be paid on or before January 31, 2002 to any Person in connection with the restructuring of the Fieldcrest Cannon Subordinated Debentures (including fees and expenses),

Borrower shall pay to the Administrative Agent, for the benefit of the Revolving Lenders (as defined in the Intercreditor Agreement) and the Term Lenders (as defined in the Intercreditor Agreement), each of whom shall receive their Pro Rata (as defined in the Intercreditor Agreement) share thereof, a fee equal to 20% of such excess amount multiplied by a fraction, the numerator of which is the number of days from the Payment Date through and including January 31, 2002, and the denominator of which is 360. For purposes hereof, "Payment Date" shall
                                                           ------------
mean the earlier of (a) the date upon which actual cash payment is made or (b) the date upon which the Borrower or any of its Subsidiaries becomes obligated to make such payment. So long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries shall be permitted to make all scheduled payments of principal and interest provided for under the documents evidencing the Subordinated Debt.

     6.  RELEASE.
         -------

          (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender
                                                                 ---------------
     Parties") from any and all claims, demands, causes of action, obligations,
     -------
     remedies, suits, damages and liabilities (collectively, the "Borrower
                                                                  --------
     Claims") of any nature whatsoever, whether now known, suspected or claimed,
     ------
     whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

          (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

          (c) The agreements of the Borrower and each Guarantor set forth in this Section 6 shall survive termination of this Amendment and the other
          ---------
     Loan Documents.

     7.  REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof,
         ------------------------------
the Borrower represents and warrants to the Lenders that, as of the date hereof:

          (a) after giving effect to the waiver set forth in Section 1 of this
                                                             ---------
     Amendment, the representations and warranties contained in the Credit Agreement and the other Loan

     Documents are true and correct on and as of the date hereof as if made on and as of such date;

          (b) after giving effect to the waiver set forth in Section 1 of this
                                                             ---------
     Amendment, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Amendment or the acknowledgment of this Amendment by any Guarantor.

     8.  CONDITIONS OF EFFECTIVENESS.  This Amendment shall be effective as of
         ---------------------------
March 31, 2000, so long as each of the following conditions precedent shall have been satisfied:

     (a) the Administrative Agent shall receive counterparts of (i) this Amendment and (ii) the Waiver and Seventh Amendment to Term Credit Agreement, each executed by the Required Lenders (as defined in the Intercreditor Agreement) and the Borrower and acknowledged by each Guarantor;

     (b) the Administrative Agent shall receive counterparts of the Fifth Amendment to Promissory Note, executed by the Borrower and Bank of America, N.A., extending the maturity of the Overline Facility to the Maturity Date;

     (c) the representations and warranties set forth in Section 7 of this
                                                         ---------
Amendment shall be true and correct;

     (d) all reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C., Donohoe Jameson & Carroll and PricewaterhouseCoopers, shall have been paid; and

     (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     9.  GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors (i)
         ------------------------
acknowledges, consents and agrees to the execution and delivery of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Amendment.

     10. BANK OF AMERICA CONSENT.  Bank of America, N.A., in its capacity as
         -----------------------
provider of the Overline Facility, hereby (i) agrees to this Amendment and acknowledges that the waivers provided herein shall also be effective with respect to the Overline Facility, and (ii) acknowledges that the maturity date of the Overline Facility has been extended to the Maturity Date.

     11. REFERENCE TO CREDIT AGREEMENT.  Upon the effectiveness of this
         -----------------------------
Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     12. COUNTERPARTS; EXECUTION VIA FACSIMILE.  This Amendment may be executed
         -------------------------------------
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     13. GOVERNING LAW: BINDING EFFECT.  This Amendment shall be governed by
         -----------------------------
and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     14. HEADINGS.  Section headings in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     15. LOAN DOCUMENT.  This Amendment is a Loan Document and is subject to
         -------------
all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     16.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE OTHER LOAN
          ------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                         REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                    PILLOWTEX CORPORATION


                                        Jaime Vasquez
                                        Vice President and Treasurer

                              BANK OF AMERICA, N.A. (formerly known as
                              NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender, Swing Line Bank and Issuing Bank

                              THE BANK OF NOVA SCOTIA
                              ATLANTA AGENCY

                              THE FIRST NATIONAL BANK OF CHICAGO

                              WELLS FARGO BANK (TEXAS), NATIONAL
                                  ASSOCIATION

                              BANKBOSTON, N.A.

                              COMERICA BANK

                              CREDIT LYONNAIS - NEW YORK BRANCH

                              THE BANK OF TOKYO-MITSUBISHI, LTD.

                              BANK ONE, TEXAS, N.A.

                              BHF (USA) CAPITAL CORPORATION

                              FIRST UNION NATIONAL BANK

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH

                              THE BANK OF NEW YORK

                              CREDIT INDUSTRIEL ET COMMERCIAL




     Waiver and Seventh Amendment to Amended and Restated Credit Agreement
                                Signature Page

                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.

                              FLEET BANK, N.A.

                              THE FUJI BANK, LTD.

                              NATIONAL BANK OF CANADA

                              NATIONAL CITY BANK OF KENTUCKY

                              THE PRUDENTIAL INSURANCE COMPANY OF
                              AMERICA

                              BANK POLSKA KASA OPIEKI, S.A., NEW YORK
                                  BRANCH

                              GUARANTY FEDERAL BANK, F.S.B.

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              SOCIETE GENERALE, SOUTHWEST AGENCY

CONSENTED TO BY:

KZH WATERSIDE LLC

SENIOR DEBT PORTFOLIO
By:  Boston Management and Research
     as Investment Advisor

AERIES FINANCE-II LTD.
BY:  INVESCO Senior Secured Management, Inc.
     as Sub-Managing Agent

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By:  CypressTree Investment Management Company,
     Inc., as Portfolio Manager

NORTH AMERICAN SENIOR FLOATING RATE FUND
By:  CypressTree Investment Management Company,
     Inc., as Portfolio Manager



     Waiver and Seventh Amendment to Amended and Restated Credit Agreement
                                Signature Page

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
As:  Attorney-in-Fact and on behalf of First Allmerica
     Financial Life Insurance Company as Portfolio Manager

VAN KAMPEN CLO I, LIMITED
By:  VAN KAMPEN MANAGEMENT, INC.,
     as Collateral Manager

BALANCED HIGH-YIELD FUND I LTD.
By:  BHF (USA) CAPITAL CORPORATION, acting as
     attorney-in-fact

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By:  INDOSUEZ CAPITAL as Portfolio Advisor

VAN KAMPEN SENIOR INCOME TRUST
By:
   ---------------------------

INDOSUEZ CAPITAL FUNDING IV, L.P.
By:  Indosuez Capital as Portfolio Advisor

CYPRESSTREE INSTITUTIONAL FUND, LLC
By:  CypressTree Investment Management
     Company, Inc., its Managing Member

CYPRESSTREE INVESTMENT FUND, LLC
By:  CypressTree Investment Management
     Company, Inc., its Managing Member

KZH CYPRESSTREE-1 LLC

OXFORD STRATEGIC INCOME FUND
By:  Eaton Vance Management, as
     Investment Advisor

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:  Eaton Vance Management, as
     Investment Advisor

VAN KAMPEN CLO II, LIMITED
By:  Van Kampen Management, Inc.,
     as Collateral Manager

CAPTIVA FINANCE, LTD.


     Waiver and Seventh Amendment to Amended and Restated Credit Agreement
                                Signature Page

BALANCED HIGH-YIELD FUND II LTD.
By:  BHF (USA) CAPITAL CORPORATION,
     acting as attorney-in-fact

FINOVA CAPITAL CORPORATION

THE DAI-ICHI KANGYO BANK
LIMITED, NEW YORK BRANCH























     Waiver and Seventh Amendment to Amended and Restated Credit Agreement
                                Signature Page

MOUNTAIN CAPITAL CLO I LTD.

MARINER LDC

LEHMAN COMMERCIAL PAPER, INC.

PRESIDENT & FELLOWS OF HARVARD COLLEGE
By:  Regiment Capital Management, LLC,
     as its Investment Advisor
     By:  Regiment Capital Advisors, LLC,
          its Manager and pursuant to delegated authority


ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.


Jaime Vasquez
Vice President and Treasurer



     Waiver and Seventh Amendment to Amended and Restated Credit Agreement
                                Signature Page

                                   EXHIBIT D

                            COMPLIANCE CERTIFICATE
                            ----------------------


To:    Bank of America, N.A., as Administrative Agent

From:  Pillowtex Corporation

Date:                        ,          .
       ----------------------  ---------

Re: Amended and Restated Credit Agreement, dated as of December 19, 1997 (as amended, the "Credit Agreement"), among Pillowtex Corporation ( the "Borrower"), certain Lenders, and Bank of America, N.A., as Administrative Agent

     This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

I.  EBITDA Covenant Calculation
    ---------------------------

          EBITDA, calculated for the ____________________ /1/ period ending on the date of calculation

          1.   Earnings from Operations  $
                                             -------------
          2.   Depreciation              $
                                             -------------
          3.   Amortization              $
                                             -------------

          4.   Other non-cash charges (excluding
               any such non-cash charge to the extent
               it represents an accrual of or reserve for
               cash charges in any future period or
               amortization of a prepaid cash expense
               that was paid in a prior period) to the
               extent included in determining Earnings
               from Operations            $
                                             -------------

          5.   EBITDA [(1) + (2) + (3) + (4)]            $
                                                          -------------

          6.   Fees and expenses incurred
               in connection with the restructuring of


-----------------------
    /1/ See Table 1

               Indebtedness                        $
                                                     ------------
          7.   Adjusted EBITDA [(5) + (6)]         $
                                                     ------------
          8.   Minimum Required                    $             1
                                                     ------------

II. Certain Other Covenant Calculations. Demonstration of compliance with certain covenants contained in Article 7 of the Credit Agreement for the
period ended                                                              .
              ------------------------------------------------------------

          (a)  Section 7.1(c).  Indebtedness of the Borrower and $
               ---------------                                     ------------

               its Domestic Subsidiaries, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of, assets which constitute property, plant and equipment

               1.    Maximum in aggregate principal amount       $35,515,000
                     outstanding, when aggregated with
                     Section 7.1(o)
                     --------------

               2.    Actual                                      $
                                                                   ------------

               3.    Difference [(1) - (2)]                      $
                                                                   ------------

          (b)  Section 7.1(o)  Other Indebtedness of the Borrower and
               --------------
               its Domestic Subsidiaries

               1.    Maximum in aggregate principal amount       $35,515,000
                     Outstanding, when aggregated with
                     Section 7.1(c)
                     --------------
               2.    Actual                                      $
                                                                   ------------

               3.    Difference [(1) - (2)]                      $
                                                                   ------------


          (c)  Section 7.5(c)  Net Cash Proceeds from the disposition of
               --------------
               assets (to the extent not applied pursuant to Section
                                                             -------
               2.5(b)) outstanding and pending reinvestment pursuant to
               -------
               Section 7.5(c)
               --------------

               1.    Maximum at any Time                           $1,000,000

               2.    Actual                                        $
                                                                    ------------
               3.    Difference [(1) - (2)]                        $
                                                                    ------------


          (d)  Section 7.7  Capital Expenditures
               -----------

               1.    Actual amount expended previous quarter       $
                                                                    ------------

                                                                             /2/
               2.   Maximum Allowed                                $
                                                                    ------------
               3.   Difference [(1) - (2)]                         $
                                                                    ------------
               4.   Actual amount expended since January 2, 2000
                    or December 31, 2000, whichever is most
                    recent relativeto end of previous quarter      $
                                                                    ------------

                                                                             /3/
               5.   Maximum Allowed                                $
                                                                    ------------

               6.   Difference [(4) - (5)]                         $
                                                                    ------------

III.  Tables.
      -------

                                    Table 1
                                    -------


        Period                               Minimum Required
        ------                               ----------------
 3 months ended 4/1/00                       $ 26,000,000
 6 months ended 7/1/00                       $ 59,000,000
 9 months ended 9/30/00                      $105,000,000
 12 months ended 12/30/00                    $147,000,000
 12 months ended 3/31/01                     $147,000,000
 12 months ended 6/30/01                     $160,000,000
 12 months ended 9/29/01                     $170,000,000
 12 months ended 12/29/01                    $180,000,000

                                    Table 2
                                    -------

 For Quarters Ending                         Maximum Allowed
--------------------                         ---------------
 4/1/00, 7/1/00, 9/30/00,
  and 12/30/00                               $ 25,000,000
 3/31/01, 6/30/01, 9/29/01,
  and 12/29/01                               $ 15,000,000

                                    Table 3
                                    -------

 Period                                      Maximum Allowed
-------                                      ---------------
 1/2/00 through 12/30/00                     $ 50,000,000
 12/31/00 through 1/31/02                    $30,000,000 plus the amount by
                                         which $50,000,000 exceeds actual



-------------------
/2/  See Table 2

/3/  See Table 3
                                             expenditures made from 1/2/00
                                     through 12/30/00

IV.  Compliance Certificate.  The undersigned hereby certifies to you as
     ----------------------
follows:

     (a) I am the duly elected qualified and acting chief financial officer [or chief accounting officer] of the Borrower.

     (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of Borrower during the period from _______________________, ______ to ______________________,
          _______ (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, the Borrower has kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such other Loan Documents.

     (c) The representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing.

     This Compliance Certificate is executed and delivered on the ________ day of ________________, _______.

                              PILLOWTEX CORPORATION



                              By:
                                 ------------------------------------
                                 Name:
                                       ------------------------------
                                 Title:
                                       ------------------------------

                                   EXHIBIT G

                              NOTICE OF BORROWING
                              -------------------



Bank of America, N.A., as
 the Administrative Agent
901 Main Street
Dallas, Texas 75202

Attention:  Molly Oxford

     Re:    Pillowtex Corporation
            ---------------------

Ladies and Gentlemen:

     The undersigned, an Authorized Signatory of Pillowtex Corporation, pursuant to the Amended and Restated Credit Agreement, dated as of December 19, 1997, among the undersigned, the financial institutions party thereto and Bank of America, N.A., as the Administrative Agent (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined), hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Credit Agreement, that the undersigned hereby requests a Revolving Credit Advance under the Credit Agreement, and in that connection sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by Section 2.2 of the Credit Agreement:

     (i)  The Business Day of the Proposed Borrowing is ____________________,
          _______.

     (ii) The aggregate amount of the Revolving Credit Advances constituting the Proposed Borrowing is $______________, of which amount
          $________________ consists of Base Rate Advances,
          $_____________________ consists of LIBOR Rate Advances having an initial Interest Period of ___________ months.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

     (A) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in each of the other Loan Documents to which it is a party (other than those representations and warranties that specifically relate to an earlier date) are true and correct as though made on and as of such date, except as otherwise expressly provided in Section
     4.2 of the Credit Agreement;

     (B) the sum of the principal amount of all outstanding (i) Revolving Credit Advances and (ii) Reimbursement Obligations does not exceed the lesser of
     (a) the Borrowing Base or (b) the Commitment; and

     (C) no Default or Event of Default is continuing, or will result from the Proposed Borrowing.

                              Very truly yours,

                              PILLOWTEX CORPORATION




                              By:
                                 ------------------------------------
                                 Name:
                                       ------------------------------
                                 Title:
                                       ------------------------------

                                  EXHIBIT M-1
                                  -----------

                          BORROWING BASE CERTIFICATE
                          --------------------------

ADMINISTRATIVE AGENT:  Bank of America, N.A.  Date:_______________

BORROWER:              Pillowtex Corporation


      This Borrowing Base Certificate, prepared as of ___________, is executed and delivered by Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 19, 1997 among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof ("Lenders") and
                                                          -------
Administrative Agent (as amended, supplemented or modified from time to time, the "Credit Agreement"). All terms used herein shall have the meanings assigned
     ----------------
to them in the Credit Agreement.

      Borrower represents and warrants to Administrative Agent that all information contained herein is true, correct, and complete, and that the total Eligible Accounts and total Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement.

ELIGIBLE ACCOUNTS OF THE OBLIGORS:
1.   Accounts (ending balance for period ended ____________, 20__)  $_________
2.   Less:  Accounts or any portion of any account not paid
     within 90 days after original date of invoice................  $_________
3.   Total Eligible Accounts (Line 1 minus Line 2) ...............  $_________

ELIGIBLE INVENTORY OF THE OBLIGORS:
4.   All inventory................................................  $_________
5.   Less: Reserves against inventory.............................  $_________
6.   Total Eligible Inventory (Line 4 minus Line 5)...............  $_________

BORROWING BASE:
7.   Total Eligible Accounts (Line 3).............................  $_________
8.   Total Eligible Inventory (Line 6)............................  $_________
9.   80% of Line 7................................................  $_________
10.  45% of Line 8................................................  $_________
11.  Borrowing Base: Sum of Lines 9 and 10........................  $_________
12.  Commitment as of the date of this certificate................  $_________
13.  Lesser of Line 11 or Line 12.................................  $_________
14.  Outstanding Revolving Credit Advances........................  $_________
15.  Outstanding Reimbursement Obligations........................  $_________
16.  Revolving Availability or amount to be paid if negative

        [(Line 13 minus Line 14 minus Line 15]....................  $_________

Date:  _______________                    PILLOWTEX CORPORATION


                              By:
                                 ------------------------------------
                                 Name:
                                       ------------------------------
                                 Title:
                                       ------------------------------
















____________________________
/4/
                     Must be a Responsible Officer of the Borrower

                                  EXHIBIT M-2
                                  -----------

                            BORROWING BASE ESTIMATE
                            -----------------------

ADMINISTRATIVE AGENT:    Bank of America, N.A.  Date:_______________

BORROWER:                Pillowtex Corporation


      This Borrowing Base Estimate, prepared as of ___________, is executed and delivered by Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 19, 1997 among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof ("Lenders") and
                                                          -------
Administrative Agent (as amended, supplemented or modified from time to time, the "Credit Agreement"). All terms used herein shall have the meanings assigned
     ----------------
to them in the Credit Agreement.

      Borrower represents and warrants to Administrative Agent that the total Eligible Accounts and total Eligible Inventory referred to below represent the Borrower's good faith estimate of the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement. Such estimates have been prepared based on all information available to the Borrower at the time of preparation of this report and, to the best of the Borrower's knowledge based on such information, are true, correct, and complete.

ELIGIBLE ACCOUNTS OF THE OBLIGORS:
1.   Accounts (ending balance for period ended ____________, 20__)  $_________
2.   Less:  Accounts or any portion of any account not paid
     within 90 days after original date of invoice................  $_________
3.   Total Eligible Accounts (Line 1 minus Line 2) ...............  $_________

ELIGIBLE INVENTORY OF THE OBLIGORS:
4.   All inventory................................................  $_________
5.   Less: Reserves against inventory.............................  $_________
6.   Total Eligible Inventory (Line 4 minus Line 5)...............  $_________

BORROWING BASE:
7.   Total Eligible Accounts (Line 3).............................  $_________
8.   Total Eligible Inventory (Line 6)............................  $_________
9.   80% of Line 7................................................  $_________
10.  45% of Line 8................................................  $_________
11.  Borrowing Base: Sum of Lines 9 and 10........................  $_________
12.  Commitment as of the date of this estimate...................  $_________
13.  Lesser of Line 11 or Line 12.................................  $_________
14.  Outstanding Revolving Credit Advances........................  $_________

15.  Outstanding Reimbursement Obligations........................  $_________
16.  Revolving Availability or amount to be paid if negative
     [(Line 13 minus Line 14 minus Line 15].......................  $_________


Date:  _______________                    PILLOWTEX CORPORATION


                                 By:
                                    ---------------------------------
                                 Name:
                                       ------------------------------
                                 Title:
                                       ------------------------------
















____________________________
/5/
                     Must be a Responsible Officer of the Borrower